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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                October 28, 2005

                          ----------------------------

                                Wentworth I, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

         0-50888                                          84-1581369
(Commission File Number)                       (IRS Employer Identification No.)

                                 936A Beachland
                               Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Wentworth I, Inc. (the "Company") and ENECO, Inc. ("Eneco") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company and Eneco, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of the Company and Eneco could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement

The Merger

      Wentworth I, Inc., a Delaware corporation (the "Company") and ENECO, Inc., a Utah corporation ("Eneco") entered into a certain Agreement and Plan of Merger (the "Merger Agreement") on October 28, 2005 by which the Company will merge with and into Eneco, with Eneco being the surviving corporation. The Merger Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to this Exhibit 2.1.

      In connection with the Merger, each of the Company's 3,750,000 shares of outstanding common stock ("Company Common Stock") will be converted into the right to receive 0.434450 share of Eneco Common Stock. Accordingly, assuming no Company stockholder exercises his dissenter's rights:

      - At the Closing of the Merger, Eneco will issue 1,629,190 shares of Eneco Common Stock in exchange for all the outstanding shares of Company Common Stock.

      -     Eneco  will  issue  2,466,373   shares  of  its  common  stock  upon
            conversion of all of its outstanding preferred stock.

      - Immediately following the Merger, Eneco will have 16,291,581 shares of its common stock outstanding.

      - The Company's stockholders will own approximately 10% of the issued and outstanding shares of Eneco's common stock immediately following the Merger.

      As of September 30, 2005, Eneco has options and warrants outstanding allowing the holders thereof to purchase up to 3,812,192 shares of Eneco's common stock at exercise prices ranging from $1.00 to $2.80 per share. Eneco also has secured convertible notes outstanding as of September 30, 2005 totaling $2,304,904 (which includes accrued interest) which may be converted into 2,085,546 shares of Eneco's common stock. The foregoing options, warrants and convertible notes will not be affected by the Merger and will remain outstanding following the Merger.

      Each share of Eneco Common Stock issued to the Company's stockholders in connection with the Merger will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption therefrom. The Merger Agreement, however, contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement. There can be no assurance that the shares of Eneco Common Stock received by the Company's stockholders in connection wit the Merger will become registered under the Securities Act.

The Companies

      Wentworth I, Inc.

      Wentworth I, Inc. (the "Company") was organized under the laws of the State of Delaware on March 6, 2001. The Company's business plan has been to seek, investigate and, if such investigation warrants, enter into a business combination with a target operating company that primarily desires to seek the perceived advantages of a U.S. reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company is currently a shell company with nominal assets and operations. The Company is a reporting company under Section 12(g) of the Exchange Act and is current in its reporting under the Exchange Act.

      The executive office and mailing address of the Company are located at 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963, and its telephone number is (772) 231-7544.

      ENECO, Inc.

      ENECO, Inc. ("Eneco") was organized under the laws of the state of Utah in 1991 as Fusion Energy Applied Technology, Inc. Eneco originally dedicated itself to scientific research aimed at developing new ways of generating or converting energy which would be both more efficient and less threatening to the environment than existing technologies. In August 1993, Fusion Resources, Inc., a company that was also seeking to develop certain enhanced energy technologies, was merged into Fusion Energy Applied Technology, Inc. In October 1993, Fusion Energy Applied Technology, Inc. changed its name to Eneco, Inc.

      Much of Eneco's early work was on cold fusion research, involving the pursuit of low temperature nuclear reactions in solids. In early 1997, after years of investigating new approaches to energy conversion, Eneco discovered a novel means of producing surprisingly high conversion efficiencies at low temperatures utilizing a simple semiconductor device. Further experiments confirmed the phenomenon. Eneco's technology has evolved since the original discovery seven years ago and now offers two capabilities:

      -     The Power Mode - which converts heat directly to electricity.

      - The Cooling Mode - the reverse process which uses electricity to provide refrigeration or cooling.

      As of June 30, 2005, Eneco has a stockholders' deficit of $2,069,124, a cash balance of $399,715, and a working capital deficit of $2,086,883. Eneco is a development stage company, has no revenue from the sale of products to date, and has incurred net losses of $15,732,690 from inception (June 3, 1991) to June 30, 2005. Since inception, Eneco has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. Since inception, Eneco has raised approximately $16 million in debt and equity capital to support its research and development activities including approximately $2,051,259 in funding from secured loans during 2005 through the date of this filing. As of September 30, 2005, Eneco had approximately $138,232 in cash. Eneco is dependent upon raising additional capital to provide continued funding for its research and development activities. If such additional capital cannot be raised on acceptable terms, there is substantial doubt that Eneco will be able to continue as a going concern. The financial statements of Eneco have been presented on the basis of the continuation of Eneco as a going concern and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should Eneco be unable to continue as a going concern.

      Eneco's board of directors has determined that the proposed merger with the Company with provide it with additional available sources of financing particularly financing from investors who prefer to invest in fully reporting companies subject to the requirements of the Exchange Act.

      Eneco's patents and patent applications have been pledged as security for outstanding secured loan that had a principal balance of $2,481,702 as of October 15, 2005. Loans in the principal amount of $430,443 matured in March 2005 and Eneco is in default on these obligations. Loans in the principal amount of approximately $2,051,259 mature on the earlier of (i) March 2006, (ii) the date Eneco receives an equity investment in an aggregate amount of at least five million dollars (calculated before discounts, commissions or similar expenses) ($5,000,000), or (iii) the effective date of the registration statement for an underwritten public offering of Eneco common stock. Interest on these obligations is accruing at the annual rate of twelve percent (12%), compounded quarterly, except that principal and interest not paid when due accrues interest at the rate of eighteen percent (18%) per annum. There can be no assurance that Eneco will be able to repay the amounts owing in which case the secured creditors will have priority over substantially all other Eneco creditors in recovering the amounts owing.

      The mailing address of Eneco's principal executive office is Eneco, Inc., 391-B Chipeta Way, Salt Lake City, Utah 84108, and its telephone number is (801) 583-2000.

Risk Factors Related to Eneco's Business

      Because Eneco has not proven its ability to generate profit, an investment in Eneco is risky. Eneco is in the development stage and has reported losses each year since its inception in 1991. On June 30, 2005, it had an accumulated deficit of $15,732,690. To date, Eneco has been almost totally dependent on investor capital for funding. Eneco's energy conversion technology remains in the development stage. There is no assurance that Eneco's technology will become commercially viable and no assurance can be given that Eneco will ever become profitable. In addition, prospects for Eneco's profitability may be affected by research and development setbacks, expenses, operational difficulties and other factors frequently encountered in the development stage of a small business enterprise in a highly competitive environment.

      Eneco's auditors have expressed doubt about its ability to continue as a going concern. Eneco's audited financial statements have been prepared assuming that Eneco continues as a going concern. Eneco's auditors have noted that Eneco has a limited operating history and do not have a significant track record of profitable operations. As a result, Eneco's auditors have indicated that these conditions raise substantial doubt about its ability to continue as a going concern.

      At June 30, 2005 Eneco had a working capital deficit of $2,069,124 and Eneco did not have sufficient funding to execute Eneco's plan of operation. As of June 30, 2005, Eneco had current assets of $417,474 and current liabilities of $2,486,598. Eneco has deferred the payment of certain wages owed to employees. In order to complete the development-engineering tasks and related patent prosecution efforts so that product can be commercialized, management estimate that Eneco will need at least $5,000,000 in new funding. However, there can be no assurance that Eneco's development-engineering efforts will be successful at this or any level of funding. Eneco's currently available funds are anticipated to allow it to continue substantially limited operations through March 2006. Eneco's future need for capital will depend on a number of factors, including its progress and level of expenditure in developing its energy conversion technology and prosecuting its patents. Many future expenditures may be unforeseeable at the present time. Moreover, Eneco's business plans may change or unforeseen events may occur which affect the amount of additional funds required. If additional funds are not obtained if and when required, the lack thereof may have a material adverse effect on Eneco. Further, there is no assurance that future funding will be available or that any future funding will be on terms that are favorable to Eneco or its shareholders.

      Eneco does not have sufficient funding to pay the amounts owing on outstanding secured debt obligations. Eneco's cash reserves are not sufficient to pay the amounts owing on outstanding promissory notes in the approximate principal amount of $2,481,702 as of October 15, 2005. Loans in the principal amount of $430,443 matured in March 2005 and Eneco is in default on these obligations. Loans in the principal amount of approximately $2,051,259 mature no later than March 2006. Interest on these obligations is accruing at the annual rate of twelve percent (12%), compounded quarterly, except that principal and interest not paid when due accrues interest at the rate of eighteen percent (18%) per annum. As collateral for the repayment of Eneco's obligations under these arrangements Eneco has transferred all of its U.S. and foreign patents and patent applications pursuant to the terms of a collateral patent assignment and has granted secured creditors a security interest in all right, title and interest in and to the all U.S. and foreign patents and patent applications. In the event of liquidation or foreclosure, secured creditors will have priority in connection with the patents and patent applications over substantially all other Eneco creditors in recovering the amounts owing. No assurance can be given that the Eneco will have the resources to repay any or all of the amounts owing under these obligations or that Eneco will be able to retain its intellectual property.

      Eneco's secured creditors will have priority over other Eneco shareholders in the event of a liquidation or foreclosure. Substantially all of Eneco's intellectual property is subject to a security interests held by secured convertible note holders who currently hold promissory notes in the aggregate principal amount of approximately $2,481,702. In the event Eneco is not able to repay the amounts owing on these obligations, the note holders will have priority over other creditors with respect to Eneco's intellectual property. If the secured creditors ever foreclosed on these obligations, it will have a material adverse effect on Eneco and its operations, including the possibility of requiring Eneco to cease operations and the possibility of foreclosure on Eneco's intellectual property.

      Eneco's technology is unproven and there can be no assurance that it will be successfully developed or commercialized. To management's knowledge, no commercial products are yet being sold using Eneco's energy conversion technology. The technology is in a late stage of development, but there can be no assurance that Eneco or anyone else will ever be able to commercialize the technology profitably. The development of commercial applications for such a technology requires both the perfection of the technology itself as well as development engineering for commercial applications. These tasks require significant time and financial resources and highly skilled scientists and engineers. There is no assurance that Eneco will be able to obtain adequate funding to accomplish these tasks over the time period required or that Eneco will be successful in locating and retaining the needed scientists, engineers, and other key personnel.

      Eneco's future success is dependent on the strength of its patents and patent applications which may not provide the level of protection that would allow Eneco to succeed. Eneco's future success depends in part on its ability to protect its intellectual property and maintain the proprietary nature of its energy conversion technology through a combination of patents and other intellectual property arrangements. There can be no assurance that the protection provided by patents, if issued, will be broad enough to prevent competitors from introducing similar products or that such patents, if challenged, will be upheld by the courts of any jurisdiction. Patent infringement litigation, either to enforce Eneco's patents or defend Eneco from infringement suits, would be expensive and, if it occurs, could divert Eneco resources from other planned uses. Any adverse outcome in such litigation could have a material adverse effect on Eneco. Patent applications filed in foreign countries and patents in such countries are subject to laws and procedures that differ from those in the United States. Patent protection in such countries may be different from patent protection under U.S. laws and may not be as favorable to Eneco. Eneco also attempts to protect its proprietary information through the use of confidentiality agreements and by limiting access to its facilities. There can be no assurance that Eneco's program of patents, confidentiality agreements and restricted access to its facilities will be sufficient to protect Eneco's proprietary technology.

      The market for energy conversion technologies is highly competitive. There are many companies, both large and small, around the world who are selling conventional energy conversion devices. Many of these competitors have longer operating histories, more experience, substantially greater financial resources, greater size, more substantial research and development and marketing organizations, and are better situated to develop and market new technologies than Eneco. These entities may use their substantial wealth and size to outbid Eneco for important technologies and contracts, or alternatively, may develop marketable technologies simultaneously with Eneco, while better positioned to move such technologies to market ahead of Eneco, and thus possibly pre-empt Eneco's ability to enter the commercial market or find financial backing for such an entry into the market. No assurance can be given that Eneco will be successful in developing and commercializing its energy conversion technology.

      Eneco's success is dependent on its ability to retain management and key scientists. The success of Eneco depends upon the skills, experience and efforts of its directors, management, scientists, consultants and other key personnel ("working team"). Should the services of one or more members of the working team become unavailable to Eneco for any reason, the business of Eneco could be adversely affected. Employment agreements providing for six months notice of termination have been entered into with Dr. Lew Brown and Dr. Yan Kucherov. Eneco's other employment and consulting arrangements may be terminated on not more than six months notice. There is no assurance that Eneco will be able to retain existing employees or attract new employees of the caliber needed to achieve Eneco's objectives.

      Eneco has substantial limitations on director liability. Eneco's Articles of Incorporation provide that a director of Eneco is not be personally liable to Eneco or its shareholders for monetary damages to the maximum extent authorized by Utah law. These provisions may discourage shareholders from bringing suit against a director for breach of duty and may reduce the likelihood of derivative litigation brought by shareholders on behalf of Eneco against a director. In addition, Eneco has agreed to mandatory indemnification of directors and officers to the fullest extent permitted by Utah law. Eneco also maintains insurance policies for director and officer liability in the amount of $3 million.

      If a public market develops, of which there can be no assurance, Eneco's stock price may be volatile. Many factors will influence the market prices. Eneco shares could be subject to significant fluctuation in response to variations in operating results, investor perceptions, supply and demand, interest rates, general economic conditions and those specific to the industry, and to developments with regard to our activities, future financial condition and management.

      Substantially all of Eneco's common stock has been outstanding for more than two years and may be resold into a public market, should one develop. As of the date of this filing, Eneco had 12,196,018 shares of common stock and 2,466,373 shares of preferred stock outstanding. Substantially all of these shares have been outstanding for more than two years. Thus, upon completion of the Merger, assuming that all of the preferred stock is converted into common stock on a one-for-one basis, substantially all of these shares will effectively be free trading under Rule 144(k). The sale of some of these securities could adversely affect the market price of the common stock, should a market develop, which may materially hinder any future efforts of Eneco to raise capital.

      There can be no assurance that a market for Eneco's common stock will develop. Market making involves the buying or selling of securities for others or for one's own account to facilitate and attempt to profit from market activity in a particular security. Market making does not in and of itself support or restrict the price of the security. No person or broker-dealer is under any obligation to make a market in Eneco's common stock following the closing of the Merger and any person or broker-dealer making a market in Eneco's common stock may discontinue market making activities at any time without notice. There can be no assurance that a trading market for Eneco's common stock will exist at any time in the future.

Eneco as "Successor Issuer" under Exchange Act

      The purpose of the Merger is to allow Eneco to be a "successor issuer" to the Company within the meaning of Rule 12(g)-3 under the Exchange Act. As a "successor issuer" Eneco will become a Section 12(g) reporting company under the Exchange Act and will assume the reporting obligations of the Company. As a result, the shares of common stock of Eneco shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the merger, Eneco will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of Eneco as the "successor issuer."

Over-the-Counter Bulletin Board Quotation

      The shares of Eneco Common Stock will not be quoted on the OTC BB immediately following the Merger. Following the Merger, Eneco intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock ("Eneco Common Stock"), including the shares of Eneco Common Stock to be received by the Company's stockholders in connection with the Merger, commence quotation of the NASD Over-the-Counter Bulletin Board ("OTC BB"). However, there can be no assurance that the shares of Eneco Common Stock will become quoted on the OTC BB. Furthermore, even if the shares of Eneco Common Stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares.

Adoption of the Merger

      The board of directors of the Company and Eneco have approved the Merger Agreement and the Merger and recommend that their respective stockholders approve it. The affirmative vote of the holders of a majority of the shares outstanding of common stock of the Company is required for approval of the Merger.

      On October 28, 2005, four stockholders who, in the aggregate, are the record owners of 3,558,000 shares of the Company's common stock, representing approximately 94.9% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Merger. Accordingly, the Merger has been approved by holders representing approximately 94.9% of the outstanding voting securities of the Company. The Company intends to file a Schedule 14C information statement
("Information Statement") with the SEC and mail a copy thereof to each record stockholder of the Company.

      The affirmative vote of the holders of a majority of the shares outstanding of common stock of Eneco is required for approval of the Merger. Eneco will be holding a special meeting of shareholders for the purpose of approving the Merger. There can be no assurance that the shareholders of Eneco will approve the Merger.

Appraisal Rights

      Appraisal rights are available under the Delaware General Corporation Law for the stockholders of the Company in connection with the Merger. The procedure to exercise appraisal rights will be provided in the Information Statement to be filed by the Company with the SEC and to be mailed to the Company's stockholders.

Closing; Effective Time

      The closing of the Merger will take place as soon as practicable (but in no event later than two business days) after all conditions to the Merger under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger will be filed with the Secretary of State of Delaware under the DGCL and with the Secretary of State of Utah under the UBCA ("Effective Time"). Upon the filing of these documents, the Company will cease its corporate existence in the State of Delaware.

Exchange of Certificates

      The issued and outstanding stock certificates of the Company will represent the rights that the Company's stockholders will have in Eneco. The Company's stockholders should not destroy their certificates, but should submit their stock certificates to Eneco's exchange agent ("Exchange Agent"), Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, UT 84111, telephone (801) 355-5740, for new certificates of Eneco, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes. The detailed instructions for the exchange of certificates will be set forth in the Information Statement.

      If a Company stockholder fails to submit his certificates for the Company's common stock for cancellation to the Exchange Agent, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto and within 30 days following the Closing of the Merger, such holder will not be entitled to registration rights for his shares of Eneco Common Stock.

Directors and Executive Officers

      The directors of Eneco shall continue to be the directors of Eneco immediately prior the Effective Time, until their respective successors are duly elected or appointed and qualified as provided in the Merger Agreement. The officers of Eneco shall continue to be the officers of Eneco immediately prior to the Effective Time. The current officers and directors of the Company will, as of the Effective Time, have no further role in the management and affairs of the Company and/or Eneco.

Conditions to Closing

      Under the Merger Agreement, the Company and Eneco have agreed to do certain things, some of which are conditions to the Merger. Each company is obligated to (a) obtain all necessary approvals, which includes approval by the stockholders of both the Company and Eneco for the Merger, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger, (d) Eneco must deliver audited financial statements including a balance sheet as of December 31, 2003 and 2004 and statements of operations, cash flows and stockholders' equity for such periods indicated, and unaudited financial statements for the nine months ended September 30, 2004 and 2005, pro forma financial statements prior to the closing, and Form 10 information on Eneco, all of which then will be included in the required Form 8-K relating to the consummation of the transactions under the Merger Agreement to be filed at closing, and (e) neither party will solicit or initiate proposals from, provide information to or hold discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      In addition to the foregoing  conditions,  the Merger is conditioned  upon
(i) preparation,  filing and mailing of a definitive 14C Information  Statement,
(ii) the approval of the Company's and Eneco's stockholders of the Merger Agreement and the transactions contemplated under the Merger Agreement, (iii) dissenters not exercising their appraisal rights in excess of 200,000 shares,
(iv) Eneco being deemed a "successor issuer" under the Exchange Act, (v) the conversion of all of the outstanding shares of Eneco Preferred Stock into shares of Eneco Common Stock, and (vi) Eneco's existing employment agreements with Drs. Lew Brown and Yan Kucherov continuing on their existing terms.

      Assuming all of the conditions have been satisfied, the Company intends to file a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Utah Department of Commerce, Division of Corporations promptly after the twentieth day after the date the Information Statement has first been sent to stockholders.

Financial Advisory Agreement

      As a further condition to Closing, the Company shall have engaged Keating Securities, LLC ("Keating Securities"), an affiliate of Keating Investments, LLC, the managing member of the Company's controlling stockholder, to act as a financial advisor in connection with the business combination between the Company and Eneco for which it will earn an advisory fee of $200,000 upon completion of the Merger. The advisory fee will be paid as follows: $75,000 will be paid upon the closing of the Merger (which includes $25,000 which will be paid from the proceeds of Eneco's non-refundable deposit previously paid to the Company), and the balance of $125,000 will be paid out of the proceeds of any private placement or public offering of securities by Eneco or its affiliates completed after the Merger is consummated.

Post-Closing Covenants

      After the closing of the Merger, Eneco has agreed that, unless it has the consent of Keating Reverse Merger Fund, LLC ("KRM Fund"), it will not issue any securities for one year to its officers and directors or 10% or greater stockholders, consultants, service providers or other parties, except for issuances with respect to outstanding options, warrants and convertible securities and pursuant to existing obligations, grants pursuant to stock option and similar plans approved by the board and stockholders, capital raising requirements approved by the board, or third party, arms-length transactions. Eneco will be obligated to comply with independent accountant and independent director requirements, audit and compensation committee requirements and code of ethic requirements imposed by law. Further, Eneco will be required to engage an investor relations firm and an independent research firm, acceptable to KRM Fund, within 30 days following the closing.

Termination

      The Merger Agreement may be terminated as follows:  (i) by mutual consent,
(ii) by either party if the reverse merger is not consummated by January 1, 2006, (iii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses.

Tax Consequences

      The  Merger has been  structured  to  qualify  as a  reorganization  under
Section 368(a) of the Code for federal income tax purposes. The parties have not and do not intend to request an opinion of counsel. However, the Company believes the Merger will so qualify and that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company's stockholders who receive Eneco Common Stock for their Company Common Stock in connection with the Merger. The adjusted tax basis of each whole share of Eneco Common Stock received by a Company stockholder as a result of the Merger will be the same as the stockholder's aggregate adjusted tax basis in the shares of his Company Common Stock. A stockholder who holds Company Common Stock will include in his holding period for Eneco Common Stock that he receives his holding period for the Company Common Stock.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. None

(b) Pro forma financial information. None

(c) Exhibits.

Exhibit Number        Description
--------------        -----------

2.1                   Agreement and Plan of Merger  between  Wentworth I, Inc.
                      and ENECO, Inc. dated October 28, 2005 (without exhibits and schedules)


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Wentworth I, Inc.
                                  (Registrant)

Date: November 1, 2004            By:  /s/ Kevin R. Keating
                                       -----------------------------------------
                                       Kevin R. Keating, President and Secretary

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

2.1                   Agreement and Plan of Merger  between  Wentworth I, Inc.
                      and ENECO, Inc. dated October 28, 2005 (without exhibits and schedules)